UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2026

VOGENX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43441	86-3697324
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Vogenx, Inc. PO Box 19469 Raleigh, North Carolina	27619
(Address of principal executive offices)	(Zip Code)

(919) 659-5677

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VOGX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Richard Gorman as a Director and Employment as Chief Commercial Officer

On October 7, 2026, concurrent with his becoming an employee of Vogenx, Inc. (the “Company”) as Chief Commercial Officer, Richard Gorman resigned from the Board of Directors (“Board”) of the Company and from all committees of the Board on which he served, including the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, effective October 12, 2026. Mr. Gorman’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01.	Regulation FD Disclosure.

On October 9, 2026, the Company issued a press release announcing the resignation of Richard Gorman from the Board and his employment as the Company’s Chief Commercial Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated October 9, 2026, announcing the appointment of Richard Gorman as Chief Commercial Officer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vogenx, Inc.

Date: October 9, 2026	By:	/s/ James Green
	Name:	James Green
	Title:	Chief Executive Officer

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